UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 3, 2025
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Monroe Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 258-8300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.
(a) Dismissal of independent registered public accounting firm
On June 3, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Monroe Capital Corporation (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The Audit Committee's determination to dismiss KPMG was made in connection with the recently completed transaction in which an affiliate of Wendel SE acquired 75% of the outstanding equity interest of certain affiliates of Monroe Capital LLC, including the Company's investment adviser.
KPMG served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The audit report of KPMG on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG was not engaged as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, and did not issue an audit report in connection with the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023.
During the fiscal year ended December 31, 2024 and the subsequent interim period through June 3, 2025, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in connection with its report, or (2) “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Company provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that KPMG provide the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of KPMG’s letter, dated June 9, 2025, is attached as Exhibit 16.1 to this Form 8-K.
(b) Appointment of new independent registered public accounting firm
On June 3, 2025, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2025.
During the two most recent fiscal years and through June 3, 2025, the date of the appointment of Grant Thornton, neither the Company nor any person on its behalf has consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
16.1	Letter of KPMG LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

Date: June 9, 2025	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer